Joint Filer Information

Name: Highbridge International LLC

Address:  The Cayman Corporate Centre, 4th Floor
          27 Hospital Road
          George Town, Grand Cayman
          Cayman Islands, British West Indies

Designated Filer: Highbridge Capital Management, LLC

Issuer: Enzon Pharmaceuticals, Inc.

Date of Event Requiring Statement: August 13, 2007

Signature:  HIGHBRIDGE INTERNATIONAL LLC

              By: Highbridge Capital Management, LLC
                  its Trading Manager

              By: /s/ Carolyn Rubin
                  ----------------------------------
                  Name: Carolyn Rubin
                  Title: Managing Director

                             Joint Filer Information

Name: Highbridge Convertible Arbitrage Master Fund, L.P.

  Address:   c/o Highbridge Capital Management, LLC
             9 West 57th Street, 27th Floor
             New York, New York 10019

Designated Filer: Highbridge Capital Management, LLC

Issuer: Enzon Pharmaceuticals, Inc.

Date of Event Requiring Statement: August 13, 2007

Signature:  HIGHBRIDGE CONVERTIBLE ARBITRAGE MASTER FUND, L.P.

              By: Highbridge Capital Management, LLC
                  its Trading Manager

              By: /s/ Carolyn Rubin
                  ----------------------------------
                  Name: Carolyn Rubin
                  Title: Managing Director

                             Joint Filer Information

Name: Glenn Dubin

Address:   c/o Highbridge Capital Management, LLC
           9 West 57th Street, 27th Floor
           New York, New York 10019

Designated Filer: Highbridge Capital Management, LLC

Issuer: Enzon Pharmaceuticals, Inc.

Date of Event Requiring Statement: August 13, 2007

Signature:
              /s/ Glenn Dubin
              ------------------------------------
              GLENN DUBIN

                             Joint Filer Information

Name: Henry Swieca

Address:   c/o Highbridge Capital Management, LLC
           9 West 57th Street, 27th Floor
           New York, New York 10019

Designated Filer: Highbridge Capital Management, LLC

Issuer: Enzon Pharmaceuticals, Inc.

Date of Event Requiring Statement: August 13, 2007

Signature:
              /s/ Henry Swieca
              ------------------------------------
              HENRY SWIECA